	PROXY TABULATOR				Exhibit (17)(c)
	P.O. BOX 9112			To vote by Internet
	FARMINGDALE, NY 11735			1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-69903.
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ■
				M79717-S25562	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:					For Against Abstain
□ □ □
1.

To approve the Agreement and Plan of Reorganization (the "Plan") to convert shares of Eaton Vance Multi-Cap Growth Fund

("Multi-Cap Growth Fund") into shares of Eaton Vance Growth Fund (formerly Eaton Vance Large-Cap Growth Fund) ("Growth Fund").

The Plan provides for the transfer of all of the assets and liabilities of the Class A shares, Class C shares and Class I shares of

Multi-Cap Growth Fund in exchange for the corresponding  shares of Growth Fund and Class B shares of Multi-Cap Growth Fund in exchange for Class A shares of Growth Fund, as described in the accompanying proxy statement/prospectus.

For address changes and/or comments, please check this box and write them on the back where indicated.
			□		Yes	No
				MEETING ATTENDANCE:	□	□
Mark the box to the right if you plan to attend the Special Meeting.
If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should  indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [JOINT OWNERS]	Date

PLEASE VOTE, SIGN, DATE AND RETURN YOUR PROXY CARD TODAY
IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the
EATON VANCE MULTI-CAP GROWTH FUND
Special Meeting of Shareholders to Be Held on January 22, 2015
The Proxy Statement for this meeting is available at www.eatonvance.com.

Please detach at perforation before mailing.
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M79718-525562

PROXY	EATON VANCE MULTI-CAP GROWTH FUND	PROXY
SPECIAL MEETING OF SHAREHOLDERS - JANUARY 22, 2015
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of  substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Thursday, January 22, 2015  at 11 a.m., Eastern Time, and  at any and all adjournments thereof, and to vote all shares  of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reserve side.)
PLEASE SIGN AND DATE ON REVERSE SIDE AND MAIL THIS PROXY PROMPTLY